                                               Securities Act File No. 333-88103
                                        Investment Company Act File No. 811-9597


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                / /


                         Post-Effective Amendment No. 2               /X/

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         /X/
                                     OF 1940


                                Amendment No. 2                       /X/


                        LORD ABBETT LARGE-CAP GROWTH FUND
                Exact Name of Registrant as Specified in Charter

                                90 Hudson Street
                          Jersey City, New Jersey 07302
                     Address of Principal Executive Offices

                 REGISTRANT'S TELEPHONE NUMBER (800) 201 - 6984

                        Christina Simmons, Vice President
                                90 Hudson Street
                          Jersey City, New Jersey 07302
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

  ___    immediately on filing pursuant to paragraph (b)


  _X_    on December 1, 2000 pursuant to paragraph (b)


  ___    60 days after filing pursuant to paragraph (a) (1)

  ___    on (date) pursuant to paragraph (a) (1)

  ___    75 days after filing pursuant to paragraph (a) (2)

  ___    on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

  ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

LORD ABBETT

[LOGO]

Large-Cap Growth Fund

12-01

2000

PROSPECTUS












--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                                TABLE OF CONTENTS


THE FUND                                                           Page
What you should know
about the Fund

GOAL                                                                 2
PRINCIPAL STRATEGY                                                   2
MAIN RISKS                                                           2
PERFORMANCE                                                          3
FEES AND EXPENSES                                                    3

YOUR INVESTMENT

Information for managing
your Fund account

PURCHASES                                                            4
SALES COMPENSATION                                                   6
OPENING YOUR ACCOUNT                                                 7
REDEMPTIONS                                                          8
DISTRIBUTIONS AND TAXES                                              8
SERVICES FOR FUND INVESTORS                                          9
MANAGEMENT                                                           10

FOR MORE INFORMATION

How to learn more
about the Fund

OTHER INVESTMENT TECHNIQUES                                         12
GLOSSARY OF SHADED TERMS                                            13
RECENT PERFORMANCE                                                  14

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS                                                15
LINE GRAPH COMPARISON                                               16
COMPENSATION FOR YOUR DEALER                                        17

How to learn more about the
Fund and other Lord Abbett Funds

BACK COVER

THE FUND

GOAL

      The Fund's investment objective is long-term capital growth.

PRINCIPAL STRATEGY

      Under normal circumstances, the Fund will invest primarily in equity securities of large, established companies with market capitalizations of at least $8 billion. To identify attractive companies for investment, the Fund uses a "bottom up" investment research approach that seeks to identify individual companies with expected earnings growth potential and consistency that may not be recognized by the market at large. This approach is based on the following steps:

      - We attempt to identify large-capitalization companies with a consistent, sustainable growth rate above that of the growth rate of the U.S. economy;

      - We focus primarily on those companies demonstrating a positive historical performance as well as favorable earnings prospects for the future;

      - We focus on companies also demonstrating successful strategic business plan selection, strategy and execution, reflecting strong management leadership; and

      - We focus on companies demonstrating leadership positions within their industries.

      Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities. These securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies, and Standard & Poor's Depository Receipts ("SPDRs"). The Fund maintains a long-term investment approach, generally expecting to hold stocks for an average of over three years. This strategy supports our style of reaping the rewards of successful, well-run companies, and investing in seasoned managements for the long term.

      While typically fully invested, at times the Fund may invest temporarily, not more than 30% of its total assets, in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

      The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large growth stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and bargain stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Growth stocks tend to grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's value or prospects for meeting or exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[Sidenote]

      WE OR THE FUND refers to the Lord Abbett Large-Cap Growth Fund.

      ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

      LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

      SMALL-COMPANY STOCKS are stocks of smaller companies which often are new and less established with a tendency to be faster-growing but more volatile than large company stocks.

      BOTTOM-UP RESEARCH looks for high-performing stocks of individual companies after considering the impact of economic trends. Companies might be identified from investment research analysis or personal knowledge of their products and services. This approach considers that a company can do well even if it is part of an industry that, as a whole, is not performing well.

      You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2| The Fund

                                                           LARGE-CAP GROWTH FUND

PERFORMANCE

      The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                                          CLASS A      CLASS B(2)    CLASS C       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                 5.75%        none           none          none
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)                        none(1)       5.00%          1.00%(1)      none
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                         0.75%        0.75%          0.75%         0.75%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(4)                                   0.35%        1.00%          1.00%         0.45%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                             0.68%        0.68%          0.68%         0.68%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.78%        2.43%          2.43%         1.88%
--------------------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                            1 YEAR       3 YEARS      5 YEARS    10 YEARS
Class A shares                                          $745        $1,103       $1,484     $2,549
----------------------------------------------------------------------------------------------------
Class B shares                                          $746        $1,058       $1,496     $2,608
----------------------------------------------------------------------------------------------------
Class C shares                                          $346        $  758       $1,296     $2,766
----------------------------------------------------------------------------------------------------
Class P shares                                          $191        $  591       $1,016     $2,207
----------------------------------------------------------------------------------------------------
You would pay the following expenses if you did not redeem your shares:
Class A shares                                          $745        $1,103       $1,484     $2,549
----------------------------------------------------------------------------------------------------
Class B shares                                          $246        $  758       $1,296     $2,608
----------------------------------------------------------------------------------------------------
Class C shares                                          $246        $  758       $1,296     $2,766
----------------------------------------------------------------------------------------------------
Class P shares                                          $191        $  591       $1,016     $2,201
----------------------------------------------------------------------------------------------------


[Sidenote]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                    The Fund | 3

                                YOUR INVESTMENT

PURCHASES

      The Fund offers in this prospectus four classes of shares: Class A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.


      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

      FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------
 CLASS A    - normally offered with a front-end sales charge

 CLASS B    - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
            - higher annual expenses than Class A shares

            - automatically converts to Class A shares after eight years

 CLASS C    - no front-end sales charge, however, a CDSC is applied to shares sold  prior to the first anniversary of purchase
            - higher annual expenses than Class A shares

 CLASS P    - available to certain pension or retirement plans pursuant to a Mutual Fund Fee Based Program

---------------------------------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
---------------------------------------------------------------------------------------------------------
                                                                                          TO COMPUTE
                                   AS A % OF                  AS A % OF                  OFFERING PRICE
YOUR INVESTMENT                 OFFERING PRICE             YOUR INVESTMENT               DIVIDE NAV BY
---------------------------------------------------------------------------------------------------------
Less than $50,000                   5.75%                       6.10%                        .9425
---------------------------------------------------------------------------------------------------------
$50,000 to $99,999                  4.75%                       4.99%                        .9525
---------------------------------------------------------------------------------------------------------
$100,000 to $249,999                3.95%                       4.11%                        .9605
---------------------------------------------------------------------------------------------------------
$250,000 to $499,999                2.75%                       2.83%                        .9725
---------------------------------------------------------------------------------------------------------
$500,000 to $999,999                1.95%                       1.99%                        .9805
---------------------------------------------------------------------------------------------------------
$1,000,000 and over           No Sales Charge                                               1.0000
---------------------------------------------------------------------------------------------------------

[Sidenote]


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.



4| Your Investment

REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

- RIGHTS OF ACCUMULATION - A Purchaser may apply the value of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.

- LETTER OF INTENTION - A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

-    purchases of $1 million or more [STAR]

-    purchases by Retirement Plans with at least 100 eligible employees [STAR]

-    purchases under a Special Retirement Wrap Program [STAR]

- purchases made with dividends and distributions on Class A shares of another Eligible Fund

- purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares

- purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

-    purchases under a Mutual Fund Fee Based Program

- purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

- purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include family members of such purchasers.


SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

[STAR] THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

CLASS A SHARE CDSC. If you buy Class A shares under one of the starred [STAR] categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

The Class A share CDSC generally will be waived for the following conditions:

- benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

- redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

[SIDENOTE]

RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION.
(Class A CDSC only)

-    under $50,000 - no documentation necessary

- over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."


                                                              Your Investment  5

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

----------------------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
----------------------------------------------------------------------------------------------
ANNIVERSARY(1) OF THE DAY ON                                  CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                                      ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                                  SUBJECT TO CHARGE)
On                                  Before
----------------------------------------------------------------------------------------------
                                    1st                                     5.0%
----------------------------------------------------------------------------------------------
1st                                 2nd                                     4.0%
----------------------------------------------------------------------------------------------
2nd                                 3rd                                     3.0%
----------------------------------------------------------------------------------------------
3rd                                 4th                                     3.0%
----------------------------------------------------------------------------------------------
4th                                 5th                                     2.0%
----------------------------------------------------------------------------------------------
5th                                 6th                                     1.0%
----------------------------------------------------------------------------------------------
on or after the 6th(2)                                                      None
----------------------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

The Class B share CDSC generally will be waived under the following circumstances:

- benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

- Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

-    death of the shareholder

- redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

SALES COMPENSATION

As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

[SIDENOTE]

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)


3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).



6  Your Investment

Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable with respect to each share class are .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

We may pay Additional Concessions to Authorized Institutions from time to time.

SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

MINIMUM INITIAL INVESTMENT
- Regular Account                                                       $1,000
------------------------------------------------------------------------------
- Individual Retirement Accounts and
  403(b) Plans under the Internal Revenue Code                            $250
------------------------------------------------------------------------------
- Uniform Gift to Minor Account                                           $250
------------------------------------------------------------------------------
- Invest-A-Matic                                                          $250
------------------------------------------------------------------------------

For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

LORD ABBETT LARGE-CAP GROWTH FUND
P.O. Box 219100
Kansas City, MO 64121

[SIDENOTE]

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

[SIDENOTE]

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.


                                                              Your Investment  7

PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

Redemption of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

BY BROKER. Call your investment professional for instructions on how to redeem your shares.

BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws. To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


DISTRIBUTIONS AND TAXES

The Fund normally pays its shareholders dividends from its net investment income and distributes its net capital gains (if any) as "capital gains distributions", annually. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the


[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


8  Your Investment

      Fund owned the investments that generated them, rather than how you have owned your shares.

      The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

      Information concerning the tax treatment of distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.


--------------------------------------------------------------------------------
For investing

INVEST-A-MATIC   You may make fixed, periodic investments ($50 minimum)
(Dollar-cost     into your Fund account by means of automatic money
 averaging)      transfers from your bank checking account. See the
                 attached application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC       You can make regular withdrawals from most Lord Abbett
WITHDRAWAL       Funds. Automatic cash withdrawals will be paid to you
PLAN ("SWP")     from your account in fixed or variable amounts. To
                 establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.


CLASS B SHARES   The CDSC will be waived on redemptions of up to 12% of
                 the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND      Redemption proceeds due to a SWP for Class B and Class C
C SHARES         shares will be redeemed in the order described under
                 "CDSC" under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

      TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

      EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

                                                        Your Investment     9

      REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

      HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

      ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

      SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

      The Fund's investment adviser is Lord, Abbett & Co., located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


      Lord Abbett is entitled to an annual management fee of .75% based on the Fund's average daily net assets. The fee is calculated and payable monthly. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.


      INVESTMENT MANAGER. Stephen Humphrey serves as Executive Vice President and Investment Manager of the Lord Abbett Large-Cap Growth Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Humphrey joined Lord Abbett in 1999; prior to that, he was a Vice President and Portfolio Manager at Chase Manhattan Bank (and its predecessors) from 1976 to 1999, managing private accounts from 1981 and pooled investment funds from 1985.


      HISTORICAL PERFORMANCE OF INVESTMENT MANAGER. From March 17, 1997 until August 17, 1999, Mr. Humphrey was primarily responsible for the day-to-day management of the Chase Vista Select Large Cap Growth Fund, a separate series of the Mutual Fund Select Group, a registered investment company. As the investment manager of this fund, Mr. Humphrey had full discretionary authority over the selection of investments for the fund. From the fund's inception on January 1, 1997 until March 17, 1997, a team of investment professionals at Chase Manhattan Bank, including Mr. Humphrey, was responsible for the management of the fund's portfolio.


10    Your Investment

      The cumulative total return for the Chase Vista Select Large Cap Growth Fund from March 17, 1997 through July 31, 1999 was 109.01%. At July 31, 1999, this Fund had $825.2 million in net assets. As shown in the table below, average annual total returns for the one year period ended July 31, 1999 and for the period during which Mr. Humphrey managed that fund, compared with the performance of the Standard & Poor's 500-Registered Trademark- Composite Stock Price Index ("S&P 500-Registered Trademark-Index") and the Lipper Large Cap Growth Fund average, were:


--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------------------------------------------------

                                   CHASE VISTA SELECT                                                    LIPPER LARGE CAP
                                LARGE CAP GROWTH FUND(a)      S&P 500-Registered Trademark- INDEX(b)   GROWTH FUND AVERAGE
One Year Ending July 31, 1999            32.58%                   20.20%                                     24.02%
--------------------------------------------------------------------------------------------------------------------------
March 20, 1997
through July 31, 1999                    36.59%(c)                27.05%(d)                                  29.41%(e)
--------------------------------------------------------------------------------------------------------------------------

(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(b) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

(c) The average annual total return for the period from March 17, 1997 through July 31, 1999 was 35.52%.

(d) This percentage represents the average annual return of the S&P 500-Registered Trademark- Index during the period from March 20, 1997 through July 31, 1999 that Mr. Humphrey managed the Chase Vista Select Large Cap Growth Fund.

(e) This percentage represents the average annual return of the Lipper Large Cap Growth Fund average during the period from March 20, 1997 through July 31, 1999 that Mr. Humphrey managed the Chase Vista Select Large Cap Growth Fund.

      Historical performance is not indicative of future performance. Although the Lord Abbett Large-Cap Growth Fund and the Chase Vista Select Large Cap Growth Fund have substantially similar investment objectives, policies and strategies, the Chase Vista Select Large Cap Growth Fund is a separate fund and its historical performance is not indicative of the future performance of the Lord Abbett Large-Cap Growth Fund. For the periods shown above, the anticipated expenses of the Lord Abbett Large-Cap Growth Fund may have been higher than the expenses of the Chase Vista Select Large Cap Growth Fund. Higher expenses, of course, would reduce a fund's performance. The Chase Vista Select Large Cap Growth Fund was the only investment vehicle that Mr. Humphrey managed during the period he was employed at Chase Manhattan Bank that has or had substantially similar investment objectives, policies and strategies as those of the Lord Abbett Large-Cap Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

                                                        Your Investment      11

                                  FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the Fund and their risks.

      ADJUSTING INVESTMENT EXPOSURE. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.


      FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies, although it does not currently intend to do so. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


      OPTIONS TRANSACTIONS. The Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges.The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options, having an aggregate market value of less than 25% of its total assets.

      RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.



12    For More Information

GLOSSARY OF SHADED TERMS

      ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.


      ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.


      ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

      LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the exec-utor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

      MUTUAL FUND FEE-BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-In the case of the estate -

  /s/ Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[STAMP]

- In the case of the corporation -
  ABC Corporation

  /s/ Mary B. Doe

  By Mary B. Doe, President

  [Date]

[STAMP]


                                                  For More Information    13
      shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under
      Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


      SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      The following is a discussion of recent performance for the fiscal period ended July 31, 2000.


      This period was characterized by continued volatility in the stock market. Investors closely monitored each new piece of economic data, seeking signs of the future direction of Federal Reserve action. In February and March, large growth stocks (as measured by the Russell 1000 Growth Index) outperformed their value peers (as measured by the Russell 1000 Value Index) by a substantial margin. However, as we moved into April and May, large growth stocks experienced a severe correction, induced by a flurry of investor profit taking, particularly in technology stocks. As May ended, various economic indicators hinted at a slowdown in economic growth and showed moderate signs of inflation, and the performance of many large growth stocks surged once again. As the period ended, economic indicators continued to show signs of inflation and large growth stocks again outpaced large value names in June and July, and for the overall six-month period.


      The stocks of healthcare and energy companies were standout performers for the Fund during the period. Encouraged by rising energy prices and a more benign political environment surrounding healthcare issues, we increased the Fund's holdings in both sectors and we anticipate the environment for both sectors will continue to improve.


      Despite a challenging environment for the stocks of many technology companies early in the period, we continued to maintain a strong position in this sector. The stock prices of many technology companies reached high levels, and as a result, investors took profits in April and May, causing the prices of many technology company stocks to decline significantly. However, we maintained our position in this sector because we remained focused on the long-term growth potential of these companies. This view was supported as we moved into June and July, and the stocks of many technology companies began to rebound. We intend to maintain the Fund's strong position in the stocks of growing technology companies that we believe will benefit from an environment in which many companies continue to focus on improving productivity, through the use of technology.

      Also of note during the period: on May 31, 2000, Lord Abbett Equity
      Fund -- 1990 Series merged with the Large-Cap Growth Fund. As a result of this merger, the Fund's assets increased by over $49 million.


      As we move into the latter half of 2000, we will keep a close watch on investor expectations for the stock market. We believe that future expectations play an important role in determining near- and medium-term stock prices. As always, we will continue to search for companies that we believe will dominate their respective industries over the long term, use proven management "visionaries" to keep their companies on the leading edge and have clear and understandable business strategies.



14    For More Information

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

      This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended July 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended July 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A SHARES    CLASS B SHARES            CLASS C SHARES       CLASS P SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Period Ended July 31, 2000(a)
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.00            $10.00                    $10.00               $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment loss(b)                               (.05)             (.07)                     (.07)                (.05)
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------------
   gain on investments                                  .62               .58                       .58                  .58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        .57               .51                       .51                  .53
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $10.57            $10.51                    $10.51               $10.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)(d)                                     5.70%             5.20%                     5.20%                5.30%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(d)
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and reimbursements         .82%             1.07%                     1.01%                 .87%
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and reimbursements        1.12%             1.53%                     1.53%                1.19%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                (.44)%            (.68)%                    (.61)%               (.43)%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Period Ended July 31, 2000(a)
                                                                                  -------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:
NET ASSETS, END OF PERIOD (000)                                                                        $93,817
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                  14.66%
-----------------------------------------------------------------------------------------------------------------------------------

(a) From December 15, 1999 commencement of investment operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads.
(d) Not annualized.


                                                      Financial Information | 15

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000 Growth Index, assuming reinvestment of all dividends and distributions.

[Chart]


---------------------------------------------------------------------------------------------------------------

                                The Fund (Class A shares)   The Fund (Class A shares) at     Russell 1000
                                  at net asset value          maximum offering price(1)     Growth Index(2)
       12/15/1999                    $10,830.00                      $10,207.00               $10,601.00
        1/31/2000                     10,320.00                        9,727.00                10,104.00
        2/29/2000                     10,580.00                        9,972.00                10,598.00
        3/31/2000                     11,310.00                       10,660.00                11,357.00
        4/30/2000                     10,840.00                       10,217.00                10,816.00
        5/31/2000                     10,180.00                        9,595.00                10,271.00
        6/30/2000                     10,810.00                       10,189.00                11,056.00
        7/31/2000                     10,570.00                        9,962.00                10,589.00


Past performance is no guarantee of future results.

                              Fiscal Year-end 7/31

--------------------------------------------------------------------------------
     Average Annual Total Return At Maximum Applicable
      Sales Charge For The Period Ending July 31, 2000

                                                    LIFE
--------------------------------------------------------------------------------
Class A(3)                                         -.40%
--------------------------------------------------------------------------------
Class B(4)                                          .20%
--------------------------------------------------------------------------------
Class C(5)                                         4.20%
--------------------------------------------------------------------------------
Class P(6)                                         5.30%
--------------------------------------------------------------------------------

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) This shows total return, which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending July 31, 2000, using the SEC-required uniform method to compute total return. The Class A share inception date is 12/15/99.

(4) The Class B shares were first offered on 12/15/99. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of class).

(5) The Class C shares were first offered on 12/15/99. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of class).

(6) The Class P shares were first offered on 12/15/99. Performance is at net asset value.

16 | Financial Information

COMPENSATION FOR YOUR DEALER


----------------------------------------------------------------------------------------------------------------------------------
                                                          FIRST YEAR COMPENSATION
                                    Front-end
                                    sales charge                Dealer's
                                    paid by investors           concession            Service fee(1)         Total compensation(2)
Class A investments                 (% of offering price)       (% of offering price) (% of net investment)  (% of offering price)
----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                           5.75%                      5.00%                 0.25%                 5.24%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                           4.75%                      4.00%                 0.25%                 4.24%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                         3.95%                      3.25%                 0.25%                 3.49%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                         2.75%                      2.25%                 0.25%                 2.49%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                         1.95%                      1.75%                 0.25%                 1.99%
----------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
----------------------------------------------------------------------------------------------------------------------------------
First $5 million                    no front-end sales charge          1.00%                 0.25%                 1.25%
----------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that          no front-end sales charge          0.55%                 0.25%                 0.80%
----------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that         no front-end sales charge          0.50%                 0.25%                 0.75%
----------------------------------------------------------------------------------------------------------------------------------
Over $50 million                    no front-end sales charge          0.25%                 0.25%                 0.50%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                        Paid at time of sale (% of net asset value)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          3.75%                 0.25%                 4.00%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          0.75%                 0.25%                 1.00%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments                                           Percentage of average net assets
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          0.25%                 0.20%                 0.45%
----------------------------------------------------------------------------------------------------------------------------------
                                                  ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                                    Percentage of average net assets(5)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          none                  0.25%                 0.25%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          none                  0.25%                 0.25%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          0.75%                 0.25%                 1.00%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments
----------------------------------------------------------------------------------------------------------------------------------
All amounts                         no front-end sales charge          0.25%                 0.20%                 0.45%
----------------------------------------------------------------------------------------------------------------------------------


(1) The service fee for Class A and P shares is paid quarterly. The first year's service fee on Class B and C shares are paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letter of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4) Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                      Financial Information | 17

                       THIS PAGE INTENTIONALLY LEFT BLANK

TO OBTAIN INFORMATION

BY TELEPHONE. Call the Fund at: 888-522-2388

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded directly from the SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.






LORD ABBETT [GRAPHIC]-Registered Trademark-
-------------------------------------------
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973


ADDITIONAL INFORMATION


      More information on the Fund is or will be available free upon request, including the following:

      ANNUAL/SEMI-ANNUAL REPORT
      Describes the Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

      STATEMENT OF ADDITIONAL INFORMATION ("SAI")
      Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


Lord Abbett Large-cap Growth Fund                           LALCG-1-1200 (12/00)

SEC FILE NUMBERS: 811-9597
--------------------------------------------------------------------------------

[LOGO]
LORD ABBETT


                              LARGE-CAP GROWTH FUND


12-01
2000

PROSPECTUS
Y-SHARE







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

THE FUND                                                                   Page

What you should know
about the Fund

Goal                                                                         2
Principal Strategy                                                           2
Main Risks                                                                   2
Performance                                                                  3
Fees and Expenses                                                            3


YOUR INVESTMENT

Information for managing
your Fund account


Purchases                                                                    4
Redemptions                                                                  5
Distributions and Taxes                                                      5
Services For Fund Investors                                                  6
Management                                                                   6


FOR MORE INFORMATION

How to learn more
about the Fund

Other Investment Techniques                                                  8
Glossary of Shaded Terms                                                     9
Recent Performance                                                           9


FINANCIAL INFORMATION

Financial Highlights                                                        11
Line Graph Comparison                                                       12


How to learn more about
the Fund and other
Lord Abbett Funds

Back Cover

THE FUND

GOAL

     The Fund's investment objective is long-term capital growth.

PRINCIPAL STRATEGY

     Under normal circumstances, the Fund will invest primarily in equity securities of large, established companies with market capitalizations of at least $8 billion. To identify attractive companies for investment, the Fund uses a "bottom up" investment research approach that seeks to identify individual companies with expected earnings growth potential and consistency that may not be recognized by the market at large. This approach is based on the following steps:

     - We attempt to identify large-capitalization companies with a consistent, sustainable growth rate above that of the growth rate of the U.S. economy;

     - We focus primarily on those companies demonstrating a positive historical performance as well as favorable earnings prospects for the future;

     - We focus on companies also demonstrating successful strategic business plan selection, strategy and execution, reflecting strong management leadership; and

     - We focus on companies demonstrating leadership positions within their industries.


     Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities. These securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies, and Standard & Poor's Depository Receipts ("SPDRs"). The Fund maintains a long-term investment approach, generally expecting to hold stocks for an average of over three years. This strategy supports our style of reaping the rewards of successful, well-run companies, and investing in seasoned managements for the long term.


     While typically fully invested, at times the Fund may invest temporarily, not more than 30% of its total assets, in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large growth stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and bargain stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Growth stocks tend to grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's value or prospects for meeting or exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDE NOTE]
WE OR THE FUND refers to the Lord Abbett Large-Cap Growth Fund.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SMALL-COMPANY STOCKS are stocks of smaller companies which often are new and less established with a tendency to be faster-growing but more volatile than large company stocks.

BOTTOM-UP RESEARCH looks for high-performing stocks of individual companies after considering the impact of economic trends. Companies might be identified from investment research analysis or personal knowledge of their products and services. This approach considers that a company can do well even if it is part of an industry that, as a whole, is not performing well.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.

2 | The Fund

                                                           LARGE-CAP GROWTH FUND

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------------------------------------------
FEE TABLE
---------------------------------------------------------------------------------------------
                                                                                      CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                            none
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                           none
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
  (as a % of average net assets)
---------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                      0.75%
---------------------------------------------------------------------------------------------
Other Expenses                                                                          0.68%
---------------------------------------------------------------------------------------------
Total Operating Expenses                                                                1.43%
---------------------------------------------------------------------------------------------

[SIDE NOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares              $146             $452              $782            $1,713
--------------------------------------------------------------------------------------

                                                                    The Fund | 3

YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in proper form. No sales charges apply.

     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for Mutual Fund Fee Based Programs, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of

[SIDE NOTE]
     NAV per share for the Fund is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.

     LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


     EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.


4 | Your Investment

     Kansas City, N.A., routing number - 101000695, bank account number:
     9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemption of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.


     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.


     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.


     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES


     The Fund normally pays its shareholders dividends from its net investment income and distributes its net capital gains (if any) as "capital gains distributions", annually. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.


     For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how you have owned your shares.

[SIDE NOTE]
     ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

                                                             Your Investment | 5

     The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Information concerning the tax treatment of distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to an management fee of .75% based on the Fund's average daily net assets. The fee is calculated and payable monthly. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

     INVESTMENT MANAGER. Stephen Humphrey serves as Executive Vice President and Investment Manager of the Lord Abbett Large-Cap Growth Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Humphrey joined Lord Abbett in 1999; prior to that, he was a Vice President and Portfolio Manager at Chase Manhattan Bank (and its predecessors) from 1976 to 1999, managing private accounts from 1981 and pooled investment funds from 1985.

     HISTORICAL PERFORMANCE OF INVESTMENT MANAGER. From March 17, 1997 until August 17, 1999, Mr. Humphrey was primarily responsible for the day-to-day management of the Chase Vista Select Large Cap Growth Fund, a separate series of the Mutual Fund Select Group, a registered investment company. As the investment manager of this fund, Mr. Humphrey had full discretionary authority over the selection of investments for the fund. From the fund's inception on January 1, 1997 until March 17, 1997, a team of investment professionals at Chase Manhattan Bank, including Mr. Humphrey, was responsible for the management of the fund's portfolio.

[SIDE NOTE]
     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

6 | Your Investment

     The cumulative total return for the Chase Vista Select Large Cap Growth Fund from March 17, 1997 through July 31, 1999 was 109.01%. At July 31, 1999, this Fund had $825.2 million in net assets. As shown in the table below, average annual total returns for the one year period ended July 31, 1999 and for the period during which Mr. Humphrey managed that fund, compared with the performance of the Standard & Poor's 500-Registered Trademark- Composite Stock Price Index ("S&P 500-Registered Trademark-Index") and the Lipper Large-Cap Growth Fund average, were:

-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
                                  CHASE VISTA                            LIPPER LARGE CAP
                                SELECT LARGE CAP     S&P 500-Registered    GROWTH FUND
                                 GROWTH FUND(a)      Trademark- INDEX(b)     AVERAGE
One Year Ending July 31, 1999         32.58%               20.20%            24.02%
-----------------------------------------------------------------------------------------
March 20, 1997
   through July 31, 1999              36.59%(c)            27.05%(d)         29.41%(e)
-----------------------------------------------------------------------------------------


(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(b) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

(c) The average annual total return for the period from March 17, 1997 through July 31, 1999 was 35.52%.

(d) This percentage represents the average annual return of the S&P 500-Registered Trademark- Index during the period from March 20, 1997 through July 31, 1999 that Mr. Humphrey managed the Chase Vista Select Large Cap Growth Fund.

(e) This percentage represents the average annual return of the Lipper Large Cap Growth Fund average during the period from March 20, 1997 through July 31, 1999 that Mr. Humphrey managed the Chase Vista Select Large Cap Growth Fund.

    Historical performance is not indicative of future performance. Although the Lord Abbett Large-Cap Growth Fund and the Chase Vista Select Large Cap Growth Fund have substantially similar investment objectives, policies and strategies, the Chase Vista Select Large Cap Growth Fund is a separate fund and its historical performance is not indicative of the future performance of the Lord Abbett Large-Cap Growth Fund. For the periods shown above, the anticipated expenses of the Lord Abbett Large-Cap Growth Fund may have been higher than the expenses of the Chase Vista Select Large Cap Growth Fund. Higher expenses, of course, would reduce a fund's performance. The Chase Vista Select Large Cap Growth Fund was the only investment vehicle that Mr. Humphrey managed during the period he was employed at Chase Manhattan Bank that has or had substantially similar investment objectives, policies and strategies as those of the Lord Abbett Large-Cap Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


                                                             Your Investment | 7

     FOR MORE INFORMATION

     OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies, although it does not currently intend to do so. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     OPTIONS TRANSACTIONS. The Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options, having an aggregate market value of less than 25% of its total assets.

     RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of any premium received.


8 | For More Information

GLOSSARY OF SHADED TERMS

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows:
     ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND FEE-BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE


     The following is a discussion of recent performance for the fiscal period ended July 31, 2000.


     This period was characterized by continued volatility in the stock market. Investors closely monitored each new piece of economic data, seeking signs of the future direction of Federal Reserve action. In February and March, large growth stocks (as measured by the Russell 1000 Growth Index) outperformed their value peers (as measured by the Russell 1000 Value Index) by a substantial margin. However, as we moved into April and May, large growth stocks experienced a severe correction, induced by a flurry of investor profit taking, particularly in technology stocks. As May ended, various economic indicators hinted at a slowdown in economic growth and showed moderate signs of inflation, and the performance of many large growth stocks surged once again. As the period ended, economic indicators continued to show signs of inflation and large growth stocks again outpaced large value names in June and July, and for the overall six-month period.

     The stocks of healthcare and energy companies were standout performers for the Fund during the period. Encouraged by rising energy prices and a more benign political environment surrounding healthcare issues, we increased the Fund's holdings in both sectors and we anticipate the environment for both sectors will continue to improve.

     Despite a challenging environment for the stocks of many technology companies early in the period, we continued to maintain a strong position in this sector. The stock prices of many technology companies reached high levels, and as a result, investors took profits in April and May, causing the prices of many technology company stocks to decline significantly. However, we maintained our position in this sector because we remained focused

[SIDE NOTE]
     GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

     - In the case of the estate -

       ROBERT A. DOE
       EXECUTOR OF THE ESTATE OF
       JOHN W. DOE

       [Date]

       SIGNATURE GUARANTEED
       MEDALLION GUARANTEED
         NAME OF GUARANTOR

       /s/ ILLEGIBLE
       -------------------------
            AUTHORIZED SIGNATURE
       (960)            X9903470
       SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-SM-
                                                 SR

    -  In the case of the corporation -
       ABC Corporation

       MARY B. DOE

       By Mary B. Doe, President

       [Date]

       SIGNATURE GUARANTEED
       MEDALLION GUARANTEED
         NAME OF GUARANTOR

       /s/ ILLEGIBLE
       -------------------------
            AUTHORIZED SIGNATURE
       (960)            X9903470
       SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-SM-
                                                 SR

                                                        For More Information | 9
    on the long-term growth potential of these companies. This view was supported as we moved into June and July, and the stocks of many technology companies began to rebound. We intend to maintain the Fund's strong position in the stocks of growing technology companies that we believe will benefit from an environment in which many companies continue to focus on improving productivity, through the use of technology.

    Also of note during the period: on May 31, 2000, LORD ABBETT EQUITY FUND -- 1990 SERIES merged with the LARGE-CAP GROWTH FUND. As a result of this merger, the Fund's assets increased by over $49 million.

    As we move into the latter half of 2000, we will keep a close watch on investor expectations for the stock market. We believe that future expectations play an important role in determining near- and medium-term stock prices. As always, we will continue to search for companies that we believe will dominate their respective industries over the long term, use proven management "visionaries" to keep their companies on the leading edge and have clear and understandable business strategies.














10 | For More Information

                              FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended July 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended July 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.



------------------------------------------------------------------------------------------
                                                                       CLASS Y SHARES
                                                         ---------------------------------
                                                             Period Ended July 31, 2000(a)

Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
 Net investment loss(b)                                                     (.01)
------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------
  gain on investments                                                        .55
------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                             .54
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $10.54
------------------------------------------------------------------------------------------
TOTAL RETURN(c)(d)                                                          5.40%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(d)
------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursements                               .59%
------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursements                               .90%
------------------------------------------------------------------------------------------
 Net investment income                                                      (.11)%
------------------------------------------------------------------------------------------
                                                             Period Ended July 31, 2000(a)

SUPPLEMENTAL DATA FOR ALL CLASSES:
------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                                          $93,817
------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    14.66%
------------------------------------------------------------------------------------------


(a) From December 15, 1999 commencement of investment operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads.
(d) Not annualized.



                                                      Financial Information | 11

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000 Growth Index assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------


[GRAPH]


                             The Fund (Class A shares)   Russell 1000
                                 at net asset value      Growth Index (1)
       12/15/1999                    $10,830.00           $10,601.00
        1/31/2000                     10,320.00            10,104.00
        2/29/2000                     10,580.00            10,598.00
        3/31/2000                     11,310.00            11,357.00
        4/30/2000                     10,840.00            10,816.00
        5/31/2000                     10,180.00            10,271.00
        6/30/2000                     10,810.00            11,056.00
        7/31/2000                     10,570.00            10,589.00


Past performance is no guarantee of future results.

Fiscal Year-end 7/31

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending July 31, 2000


                                         LIFE
--------------------------------------------------------------------------------
Class A(2)                              -.40%
--------------------------------------------------------------------------------
Class Y(3)                             -2.68%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(2) This shows total return, which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending July 31, 2000, using the SEC-required uniform method to compute total return. The Class A share inception date is 12/15/99.
(3)  The Class Y share inception date is 12/15/99.


12 | Financial Information

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION

     More information on the Fund is or will be available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     Describes the Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION

     BY TELEPHONE. Call the Fund at: 888-522-2388

     BY MAIL. Write to the Fund at:
     The Lord Abbett Family of Funds
     90 Hudson Street
     Jersey City, NJ 07302-3973

     VIA THE INTERNET.
     LORD, ABBETT & CO.
     www.lordabbett.com


     Text only versions of Fund documents can be viewed online or downloaded directly from the SEC:
     www.sec.gov


     You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


     LORD ABBETT [LOGO]
     ---------------------
     INVESTMENT MANAGEMENT

     A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING


     Lord Abbett Mutual Fund shares are distributed by:
               LORD ABBETT DISTRIBUTOR LLC
     90 Hudson Street - Jersey City, New Jersey 07302-3973



     Lord Abbett Large-Cap Growth Fund                      LALCG-Y-1200 (12/00)


     SEC FILE NUMBERS: 811-9597
-------------------------------------------------------------------------------

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                           DECEMBER  1, 2000

                                   LORD ABBETT
                              LARGE-CAP GROWTH FUND


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated December 1, 2000.


Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.




          TABLE OF CONTENTS                        PAGE

 1.       Fund History                                2
 2.       Investment Policies                         2
 3.       Management of the Fund                      7
 4.       Control Persons and Principal Holders
          of Securities                              11
 5.       Investment Advisory and Other Services     11
 6.       Brokerage Allocations and Other Practices  12
 7.       Capital Stock & Other Securities           13
 8.       Purchase, Redemption & Pricing             17
 9.       Taxation of the Fund                       20
10.       Underwriter                                22
11.       Performance                                22
12.       Financial Statements                       23


                                        1.
                                  FUND HISTORY


The Lord Abbett Large-Cap Growth Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was formed as a business trust under Delaware law on September 29, 1999. The Fund offers five classes of shares:
Class A, Class B, Class C, Class P, and Class Y. Only the Fund's Class A, B, C and P shares are offered in this Statement of Additional Information.

                                        2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

(1) borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the Act;

(2) engage in the underwriting of securities, except to the extent that, in connection with the disposition of its portfolio securities or as otherwise permitted under applicable law, it may be deemed to be an underwriter under federal securities laws;

(3) invest more than 25% of the value of its total assets in the securities of issuers in any particular industry (excluding obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions);

(4) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(5) make loans, except that the acquisition of or investment in debt securities, repurchase agreements or similar instruments shall not be subject to this restriction, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; and

(6)           with respect to 75% of the value of the total assets of the Fund,
              (i) buy securities of any one issuer representing more than 5% of the value of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer.

Compliance with the investment restrictions above will be determined at the time of the purchase or sale of the portfolio.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

(1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") deemed to be liquid by the Board of Trustees;

(3) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

(4) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time; and

(5) buy from or sell to any of the Fund's officers, trustees, employees, or its investment adviser any securities other than shares of the Fund.

PORTFOLIO TURNOVER RATE. For the period December 15, 1999 (commencement of operations) to July 31, 2000, the Fund's portfolio turnover rate was 14.66%.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.


BORROWINGS. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs and traded in the United States.


EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, the Fund invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights, and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease. As of the date hereof, certain stock markets were trading at or close to record high levels. There can be no guarantee that such levels will continue.


FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, it currently has no intention to do so.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


- While the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.


- Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.


- The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


- Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's NAV.


- As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


- Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


-        Domestic and foreign securities that are not readily marketable.


- Repurchase agreements and time deposits with a notice or demand period of more than seven days.


- Certain restricted securities, unless the Board of Trustees determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.


Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.
         The Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.


LENDING OF PORTFOLIO SECURITIES. Although the Fund has no current intention of doing so, it is authorized to engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. The Fund may experience delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. If the investment manager decides to engage in securities loan transactions, the value of the securities loaned may not exceed one-third of the value of the total assets of the Fund (including the loan collateral).

OPTIONS ON SECURITIES TRANSACTIONS. The Fund may engage in option transactions in accordance with its investment objective and policies, although it currently does not intend to do so. The Fund may purchase and write (sell) put and call options on equity securities that are traded on national securities exchanges. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may write (sell) covered call options having an aggregate market value of less than 25% of its net assets.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions.

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying securities at the exercise price at any time during the option period. When the Fund writes a covered call option, it owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration. The Fund generally intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership 7interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.


SHORT-TERM FIXED INCOME SECURITIES. The Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:


- Obligations of the U.S. Government and its agencies and instrumentalities.


-        Commercial paper.


-        Bank certificates of deposit and time deposits.

-        Bankers' acceptances.


-        Repurchase agreements collateralized by these securities.


                                        3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Fund is responsible for the management of the business and affairs of the Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.


*ROBERT S. DOW, age 55, Chairman and President

*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
245 Park Avenue, Suite 2414
New York, New York


Senior Adviser, Time Warner Inc. (since 1998); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of America., Inc. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 70.

JOHN C. JANSING, TRUSTEE
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Currently serves as director of Vestaur Securities and Alpine Group, Inc. Age 75.


C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut


President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B.
Williams Co., Inc. Age 67.

HANSEL B. MILLICAN, JR., TRUSTEE
The Rochester Button Co.
1350 Broadway (Suite 1906)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since
1991). Currently serves as director of Polyvision Corporation. Age 72.


THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. And Exult, Inc.  Age 62.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                                 FOR THE FISCAL YEAR ENDED JULY 31, 2000
                                 ---------------------------------------

         (1)                        (2)                       (3)                       (4)

                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Paid by the Fund and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Trustee            the Fund(1)               Funds(2)                   FUNDS(3)
---------------            ------------              -------------------        --------------------

E. Thayer Bigelow          $62                       $17,622                    $57,720
William H.T. Bush          $62                       $15,846                    $58,000
Robert B. Calhoun, Jr.     $62                       $12,276                    $57,000
Stewart S. Dixon           $64                       $32,420                    $58,500
John C. Jansing            $62                       $41,108                    $57,250
C. Alan MacDonald          $61                       $26,763                    $57,500
Hansel B. Millican, Jr.    $62                       $37,822                    $57,500
Thomas J. Neff             $64                       $20,313                    $59,660



1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.


   The amounts of the aggregate compensation payable by the Fund as of July 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
   Mr. Bigelow; $216, Mr. Bush, $50; Mr. Calhoun, $42; Mr. Dixon, $3,615;
   Mr. Jansing, $0; Mr. MacDonald, $6,268; Mr. Millican, $1,351and Mr. Neff, $0.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1999.


3. The fourth column shows aggregate compensation, including directors'/ trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/ trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.


4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years Messrs. Carper, Hilstad, and Morris and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENT:

Stephen Humphrey, age 55 (with Lord Abbett since 1999, formerly Vice President and Portfolio Manager at Chase Manhattan Bank from 1976 - 1999)

VICE PRESIDENTS:

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)


Daniel E. Carper, age 48


Paul A. Hilstad, age 57, Vice President and Secretary


Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)


Robert G. Morris, age 56


A. Edward Oberhaus, III, age 40


Tracie E. Richter, age 32 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)


Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)


Roselia St. Louis, age 33 (with Lord Abbett since 2000 - formerly, assistant portfolio manager of United Church Pension Boards)


TREASURER:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date hereof, our officers and trustees, as a group, owned less than 1% of the Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, and Robert G. Morris. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of .75 of 1% . This fee is allocated among the classes of the Fund based on the Fund's average daily net assets. For the period December 15, 1999 to July 31, 2000, the management fees paid to Lord Abbett amounted to $168,449.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Fund.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.


CUSTODIAN
The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's Board of Trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


TRANSFER AGENT
United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, acts as the transfer agent and dividend disbursing agent for the Fund..


INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Fund Management, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors four different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.


The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately .35 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in the Fund's prospectus.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The
CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Fund's prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the Fund's prospectus. Class P shares are available to a limited number of investors.

RULE 12B-1 PLANS
CLASS A, B, C AND P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Anniversary of the Day on                    Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted        on Redemptions (As % of Amount
                                             Subject to Charge)

Before the 1st                               5.0%
On the 1st, before the 2nd                   4.0%
On the 2nd, before the 3rd                   3.0%
On the 3rd, before the 4th                   3.0%
On the 4th, before the 5th                   2.0%
On the 5th, before the 6th                   1.0%
On or after the 6th anniversary              None


In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                        8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate the Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

For each class of shares, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange.
The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts.

The other funds and series which participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its investment income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends, whether received in cash or reinvested in additional shares of the

Fund. Distributions paid by the Fund of its net realized long-term capital gains are taxable to shareholders as capital gains, also whether received in cash or reinvested in shares. The Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non- corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

Using the computation method described above, the Fund's average annual compounded rates of total return for the life-of-the-Fund period ending on July 31, 2000 was: -0.40%, for the Fund's Class A shares. For Class B shares, the average annual compounded rate of total return for the life-of-the-Fund period ending on July 31, 2000 was 0.20%. For Class C shares, the average annual compounded rate of total return for the life-of-the-Fund period ending on July 31, 2000 was 4.20%. For Class P shares, the average annual compounded rate of total return for the life-of-the-Fund period ended July 31, 2000 was 5.40%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                      12.
                              FINANCIAL STATEMENTS

The financial statements for the period December 15, 1999 (commencement of operations) to July 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett Large-Cap Growth Fund are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

Q:\LEGAL\Lalcg\SAI 2000.doc

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                            DECEMBER  1, 2000

                        LORD ABBETT LARGE-CAP GROWTH FUND
                                    Y SHARES

This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Large-Cap Growth Fund may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated December 1, 2000.


Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

                          TABLE OF CONTENTS                          PAGE

                 1.       Fund History                                2
                 2.       Investment Policies                         2
                 3.       Management of the Fund                      7
                 4.       Control Persons and Principal Holders
                          of Securities                               11
                 5.       Investment Advisory and Other Services      11
                 6.       Brokerage Allocations and Other Practices   12
                 7.       Capital Stock & Other Securities            13
                 8.       Purchase, Redemption & Pricing              13
                 9.       Taxation of the Fund                        14
                 10.      Underwriter                                 15
                 11.      Performance                                 16
                 12.      Financial Statements                        16

                                       1.

                                  FUND HISTORY


The Lord Abbett Large-Cap Growth Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was formed as a business trust under Delaware law on September 29, 1999. The Fund offers five classes of shares:
Class A, Class B, Class C, Class P, and Class Y. Only the Fund's Class Y shares are offered in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

      (1) borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the Act;

      (2) engage in the underwriting of securities, except to the extent that, in connection with the disposition of its portfolio securities or as otherwise permitted under applicable law, it may be deemed to be an underwriter under federal securities laws;

      (3) invest more than 25% of the value of its total assets in the securities of issuers in any particular industry (excluding obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions);

      (4) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (5) make loans, except that the acquisition of or investment in debt securities, repurchase agreements or similar instruments shall not be subject to this restriction, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; and

      (6)   with respect to 75% of the value of the total assets of the Fund,
            (i) buy securities of any one issuer representing more than 5% of the value of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer.

Compliance with the investment restrictions above will be determined at the time of the purchase or sale of the portfolio.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

(1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") deemed to be liquid by the Board of Trustees;

(3) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

(4) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time; and

(5) buy from or sell to any of the Fund's officers, trustees, employees, or its investment adviser any securities other than shares of the Fund.

PORTFOLIO TURNOVER RATE. For the period December 15, 1999 (commence of operations) to July 31, 2000, the Fund's portfolio turnover rate was 14.66%.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.


BORROWINGS. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs and traded in the United States.


EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, the Fund invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights, and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease. As of the date hereof, certain stock markets were trading at or close to record high levels. There can be no guarantee that such levels will continue.


FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, it currently has no intention to do so.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


      - While the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.


      - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

      - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


      - Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's NAV.


      - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


      - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


      -     Domestic and foreign securities that are not readily marketable.


      - Repurchase agreements and time deposits with a notice or demand period of more than seven days.


      - Certain restricted securities, unless the Board of Trustees determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.


Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.
         The Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.


LENDING OF PORTFOLIO SECURITIES. Although the Fund has no current intention of doing so, it is authorized to engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. The Fund may experience delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. If the investment manager decides to engage in securities loan transactions, the value of the securities loaned may not exceed one-third of the value of the total assets of the Fund (including the loan collateral).

OPTIONS ON SECURITIES TRANSACTIONS. The Fund may engage in option transactions in accordance with its investment objective and policies, although it currently does not intend to do so. The Fund may purchase and write (sell) put and call options on equity securities that are traded on national securities exchanges. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may write (sell) covered call options having an aggregate market value of less than 25% of its net assets.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions.

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying securities at the exercise price at any time during the option period. When the Fund writes a covered call option, it owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration. The Fund generally intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.


SHORT-TERM FIXED INCOME SECURITIES. The Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:


      - Obligations of the U.S. Government and its agencies and instrumentalities.


      -     Commercial paper.


      -     Bank certificates of deposit and time deposits.


      -     Bankers' acceptances.

      -     Repurchase agreements collateralized by these securities.


                                       3.

                             MANAGEMENT OF THE FUND

The Board of Trustees of the Fund is responsible for the management of the business and affairs of the Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.


*ROBERT S. DOW, age 55, Chairman and President

*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
245 Park Avenue, Suite 2414
New York, New York


Senior Adviser, Time Warner Inc. (since 1998), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Centers of America, Inc. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 70.

JOHN C. JANSING, TRUSTEE
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Currently serves as director of Vestaur Securities and Alpine Group, Inc. Age 75.


C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut


President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.

HANSEL B. MILLICAN, JR., TRUSTEE
The Rochester Button Co.
1350 Broadway (Suite 1906)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as director of Polyvision Corporation. Age 72.


THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. And Exult, Inc. Age 62.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                 FOR THE FISCAL YEAR ENDED JULY 31, 2000

         (1)                        (2)                       (3)                       (4)

                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Paid by the Fund and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Fund(1)               Funds(2)                   Funds(3)
----------------           --------------------      -----------------------    ----------------------
E. Thayer Bigelow          $62                       $17,622                    $ 57,720
William H.T. Bush          $62                       $15,846                    $ 58,000
Robert B. Calhoun, Jr.     $62                       $12,276                    $ 57,000
Stewart S. Dixon           $64                       $32,420                    $ 58,500
John C. Jansing            $62                       $41,108                    $ 57,250
C. Alan MacDonald          $61                       $26,763                    $ 57,500
Hansel B. Millican, Jr.    $62                       $37,822                    $ 57,500
Thomas J. Neff             $64                       $20,313                    $ 59,660


1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.


     The amounts of the aggregate compensation payable by the Fund as of July 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $216; Mr. Bush, $50; Mr. Calhoun, $42; Mr. Dixon, $3,615; Mr. Jansing, $0; Mr. MacDonald, $6,268, Mr. Millican, $1,351; and Mr. Neff, $0.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1999.


3. The fourth column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.


4. The equity-based plans superceded a previously approved retirement plan for all directors/trustees. Directors had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Carper, Hilstad and Morris and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENT:

Stephen Humphrey, age 55, (with Lord Abbett since 1999, formerly Vice President and Portfolio Manager at Chase Manhattan Bank from 1976-1999)

VICE PRESIDENTS:

Joan A. Binstock, age 46, (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)


Daniel E. Carper, age 48


Paul A. Hilstad, age 57, Vice President and Secretary


Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)


Robert G. Morris, age 56


A.   Edward Oberhaus, III, age 40


Tracie E. Richter, age 32, (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs).


Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)


Roselia St. Louis, age 33 (with Lord Abbett since 2000 - formerly, assistant portfolio manager of United Church Pension Boards)


TREASURER:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date hereof, our officers and trustees, as a group, owned less than 1% of the Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert
S. Dow, Paul A. Hilstad and Robert G. Morris. The other general partners are:
Stephen I. Allen, Zane E. Brown, John E. Erad, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of .75 of 1%. The fee is allocated among the classes of the Fund based on the Fund's average daily net assets. For the period December 15, 1999 (commencement of operations) to July 31, 2000, the management fees paid to Lord Abbett amounted to $168,449.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Fund.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's Board of Trustees have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Fund Management, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors five different classes of shares; only Class Y shares are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.


The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate the Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.

                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its investment income and distributions out of short-term capital gains are taxable to its shareholders as ordinary income from dividends, whether received in cash or reinvested in additional shares of the Fund. Distributions paid by the Fund of its net realized long-term capital gains are taxable to shareholders as capital gains, also whether received in cash or reinvested in shares. The Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non- corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Fund, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       10.
                                  UNDERWRITERS


Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to us its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.

                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: Take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the period December 15, 1999 (commencement of operations) to July 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett Large-Cap Growth Fund are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                        LORD ABBETT LARGE-CAP GROWTH FUND

                                     PART C
                                OTHER INFORMATION

Item 23.          Exhibits

                  (a) DECLARATION OF TRUST is incorporated by reference to the Initial Registration Statement on Form N-1A filed on September 30, 1999.

                  (b)       BY-LAWS, AS AMENDED MARCH 9, 2000. FILED HEREIN.

                  (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

                  (d) MANAGEMENT AGREEMENT is incorporated by reference to the Initial Registration Statement on Form N-1A filed on September 30, 1999.

                  (e) DISTRIBUTION AGREEMENT is incorporated by reference to the Initial Registration Statement on Form N-1A filed on September 30, 1999.

                  (f) BONUS OR PROFIT SHARING CONTRACTS is incorporated by reference to Post Effective Amendment No. 7 to the Registration Statement on Form N-1A of Lord Abbett Equity Fund (File No. 811-6033).

                  (g)       CUSTODIAN AGREEMENT. FILED HEREIN.


                  (h)       TRANSFER AGENCY AGREEMENT.  FILED HEREIN.


                  (i)       LEGAL OPINION. FILED HEREIN.

                  (j) OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP FILED HEREIN.

                  (k) OMITTED FINANCIAL STATEMENTS incorporated by reference.

                  (l) INITIAL CAPITAL AGREEMENTS incorporated by reference.

                  (m)       RULE 12b-1 PLANS
                            (i)     Rule 12b-1 Class A Plan
                            (ii)    Rule 12b-1 Class B Plan
                            (iii)   Rule 12b-1 Class C Type II Plan
                            (iv)    Rule 12b-1 Class P Plan
                            are incorporated by reference to the Initial
                            Registration Statement on Form N-1A filed on
                            September 30, 1999.

                  (n) FINANCIAL DATA SCHEDULE incorporated by reference to Registrant's Annual Report of Form N-SAR filed on September 25, 2000. (Accession
                            No. 0001095664-00-000011)

                  (o) RULE 18f-3 PLAN is incorporated by reference to the Initial Registration Statement on Form N-1A filed on September 30, 1999.

                  (p)       CODE OF ETHICS. FILED HEREIN.


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

                  None.

Item 25.          INDEMNIFICATION

         The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following. The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and
         (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to

        Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, or partner of any entity.


Item 27.          PRINCIPAL UNDERWRITERS

         (a)      Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Securities Trust
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett U.S. Government Securities Money Market Fund, Inc.

          (b) The partners of Lord, Abbett & Co. who are also officers of the Fund are:

                  NAME AND PRINCIPAL        POSITIONS AND OFFICES
                  BUSINESS ADDRESS *        WITH REGISTRANT

                  Robert S. Dow             Chairman and President
                  Paul A. Hilstad           Vice President & Secretary
                  Joan A. Binstock          Vice President
                  Daniel E. Carper          Vice President
                  Robert G. Morris          Vice President


                  The other partners who are neither officers nor directors of the Fund are Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Jr., Stephen I. McGruder, Michael B. McLaughlin, Stephen J. McGruder, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann and Christopher J. Towle.


                  *Each of the above has a principal business address:
                  90 Hudson Street, Jersey City, New Jersey 07302-3973

         (c)      Not applicable

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

                  Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                  Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                  Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.          MANAGEMENT SERVICES

                  None

Item 30           UNDERTAKINGS

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and the State of New Jersey, on the 30th day of November.

                                      LORD ABBETT LARGE-CAP GROWTH FUND

                                      /s/  Christina T. Simmons
                                      --------------------------
                                      By:   Christina T. Simmons
                                            Vice President

                                      /s/  Francie W. Tai
                                      --------------------------
                                      By:   Francie W. Tai
                                            Treasurer

                        LORD ABBETT LARGE-CAP GROWTH FUND

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                            TITLE                 DATE
         ---------                            -----                 ----

                                  Chairman, President
/s/ Robert S. Dow                  and Director/Trustee        November 30, 2000
----------------------------      ---------------------        -----------------
Robert S. Dow

/s/ E. Thayer Bigelow             Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
E. Thayer Bigelow

/s/ William H. T. Bush            Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.        Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon              Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
Stewart S. Dixon

/s/ John C. Jansing               Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
John C. Jansing

/s/ C. Alan  Macdonald            Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr..      Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff                Director/Trustee             November 30, 2000
----------------------------      ---------------------        -----------------
Thomas J. Neff

*/s/ Lawrence H. Kaplan
----------------------------
Attorney-in-Fact
